Exhibit 3.oo

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303878

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
01/05/2011	201100500775	ARTICLES OF ORGNZTN/DOM. PROFIT LIM.LIAB. CO. (LCP)	125.00	.00		.00	.00

Receipt

This is not a bill. Please do not remit payment.

BENESCH FRIEDLANDER COPLAN & ARONOFF LLP
ATTN:TRACEY HUGHEY
41 S. HIGH ST STE 2600
COLUMBUS, OH 43215

STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Jennifer Brunner

1986954

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SIMPLIMATIC AUTOMATION LLC

and, that said business records show the filing and recording of:

Document(s):	Document No(s):
ARTICLES OF ORGNZTN/DOM. PROFIT LIM.LIAB. CO.	**201100500775**

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 29th day of December, A.D. 2010.

THE SEAL OF THE SECRETARY OF STATE OF OHIO

Ohio Secretary of State

Form 533A Prescribed by the:
Ohio Secretary of State

Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)

www.sos.state.oh.us
Busserv@sos.state.oh.us

Expedite this form: (select one)
Mail form to one of the following:

Expedite: PO Box 1390
Columbus, OH 43216
***** Requires an additional fee of $100 *****

X Non Expedite: PO Box 670
Columbus, OH 43216

ARTICLES OF ORGANIZATION FOR A DOMESTIC LIMITED LIABILITY COMPANY

Filing Fee: $125.00

(CHECK ONLY ONE (1) BOX)

(1) ☑ Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA) ORC 1705	**(2)** ☐ Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA) ORC 1705

RECEIVED
SECRETARY OF STATE
2010 DEC 29 PM 2:35
CLIENT SERVICE CENTER

Name of limited liability company

Simplimatic Automation LLC

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd., "or "ltd"

Effective Date (Optional) ____________ mm/dd/yyyy **(The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)**

This limited liability company shall exist for (Optional) ____________ Period of Existence

Purpose (Optional) ____________

☐ ***Check here if additional provisions are attached***

Form 533A Page 1 of 3 Last Revised: 8/21/08
3289610

ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

Simplimatic Automation LLC
Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is

ACFB Incorporated
Name of Agent

200 Public Square, Suite 2300
Mailing Address

Cleveland	Ohio	44114
City	State	Zip Code

☐ **If the agent is an individual and using a P.O. Box, check this box to certify the agent is an Ohio resident.**

ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for

Simplimatic Automation LLC
Name of Limited Liability Company

hereby acknowledges and accepts the appointment of agent for said limited liability company
ACFB Incorporated

Lorrie Piotrowski
Agent's Signature

By: Lorrie Piotrowski, Assistant Secretary

Form 533A Page 2 of 3 Last Revised: 8/21/08
3289610

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document on behalf of the limited liability company identified above.

REQUIRED
Articles and original appointment of agent must be authenticated **(signed)** by a member, manager or other representative.

ACFB Incorporated

Lorrie Piotrowski
Signature

12-29-10
Date

By: Lorrie Piotrowski, Assistant Secretary
Print Name

Signature

Date

Print Name

Signature

Date

Print Name

(See Instructions Below)

Form 533A

Page 3 of 3

Last Revised: 8/21/08
3289610

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303878

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
04/24/2014	201411401241	DOMESTIC AGENT SUBSEQUENT APPOINTMENT (AGS)	25.00	.00		.00	.00

Receipt

This is not a bill. Please do not remit payment.

CSC - WILMINGTON
2711 CENTERVILLE ROAD, SUITE 400
ATTN: ANTHONY HOLMES
WILMINGTON, OH 43206

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Jon Husted

1986954

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SIMPLIMATIC AUTOMATION LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC AGENT SUBSEQUENT APPOINTMENT	**201411401241**

Effective Date: 04/24/2014

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 24th day of April, A.D. 2014.

Jon Husted

Ohio Secretary of State

Form 521 Prescribed by:

JON HUSTED
Ohio Secretary of State

Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov

Mail this form to one of the following:

Regular Filing (non expedite)
P.O. Box 788
Columbus, OH 43216

Expedite Filing (Two-business day processing time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

2014 APR 24 AM 10:48

Statutory Agent Update
Filing Fee: $25

(CHECK ONLY ONE(1) BOX)

(1) Subsequent Appointment of Agent
- ☐ Corp (165-AGS)
- ☐ LP (165-AGS)
- ☒ LLC (171-LSA)
- ☐ Business Trust (171-LSA)
- ☐ Real Estate Investment Trust (171-LSA)

(2) Change of Address of an Agent
- ☐ Corp (145-AGA)
- ☐ LP (145-AGA)
- ☐ LLC (144-LAD)
- ☐ Business Trust (144-LAD)
- ☐ Real Estate Investment Trust (144-LAD)

(3) Resignation of Agent
- ☐ Corp (155-AGR)
- ☐ LP (155-AGR)
- ☐ LLC (153-LAG)
- ☐ Partnership (153-AGR)
- ☐ Business Trust (153-LAG)
- ☐ Real Estate Investment Trust (153-LAG)

Name of Entity: SIMPLIMATIC AUTOMATION LLC

Charter, License or Registration No.: 1986954

Name of Current Agent: ACFB INCORPORATED

Complete the information in this section if box (1) is checked

Name and Address of New Agent

CSC-Lawyers Incorporating Service (Corporation Service Company)
Name of Agent

50 West Broad Street, Suite 1800
Mailing Address

City	State	Zip Code
Columbus	Ohio	43215

Form 521 Page 1 of 3 Last Revised: 11/29/12

Complete the information in this section if box (1) is checked and business is an Ohio entity

ACCEPTANCE OF APPOINTMENT FOR DOMESTIC ENTITY'S AGENT

The Undersigned, CSC-Lawyers Incorporating Service (Corporation Service Company), named herein as the
Name of Agent

statutory agent for SIMPLIMATIC AUTOMATION LLC, hereby acknowledges
Name of Business Entity

and accepts the appointment of statutory agent for said entity.

CSC-Lawyers Incorporating Service (Corporation Service Company)

Signature: By: Sylvia Queppet

Individual Agent's Signature/Signature on behalf of Corporate Agent

Sylvia Queppet Assistant Vice President

☐ **If an agent is an individual using a P.O. Box, the agent must check this box to confirm that the agent is an Ohio resident.**

Complete the information in this section if box (2) is checked

New Address of Agent

Mailing Address

City	State	Zip Code
	Ohio	

☐ **If an agent is an individual using a P.O. Box, the agent must check this box to confirm that the agent is an Ohio resident.**

Complete the information in this section if box (3) is checked

The agent of record for the entity identified on page 1 resigns as statutory agent.

Current or last known address of the entity's principal office where a copy of this Resignation of Agent was sent as of the date of filing or prior to the date filed.

Mailing Address

City State Zip Code

Form 521 Page 2 of 3 Last Revised: 11/29/12

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required
Agent update must be signed by an authorized representative (see instructions for specific information).

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

SIMPLIMATIC AUTOMATION LLC
Authorized Representative

[signature]
By (if applicable)

THOMAS DINARDO
Print Name

Authorized Representative

By (if applicable)

Print Name

Form 521 Page 3 of 3 Last Revised: 11/29/12

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303878

DATE	DOCUMENT ID	DESCRIPTION	FILING	OVER PAYMENT	EXPED	CERT	COPY
11/21/2016	201632602630	Bulk Agent Change (BAP)	61554.00	0.00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, Jon Husted

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CORPORATION SERVICE COMPANY

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
Bulk Agent Change	**201632602630**

Effective Date: 11/10/2016

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 21st day of November, A.D. 2016.

Jon Husted

Ohio Secretary of State

180 East Broad Street, 16th Floor Columbus, OH 43215 (877) 767-6446 | (614) 466-2655 info@OhioSecretaryofstate.gov www.OhioSecretaryofstate.gov

The filing with the Document Identification Number of 201632602630 is a Multiple Agent Name and Address Change form filed by Corporation Service Company. The filing contains 5,044 pages. Due to the large number of pages, the full filing is not available via the website.

The new Agent’s Address is:

Corporation Service Company

50 West Broad Street

Suite 1330

Columbus, OH 43215

If you would like a copy of the full filing sent to you, please send an email to BUSSERV@OhioSecretaryofState.gov.

Sincerely,

Business Services

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303878

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	CERT	COPY
04/18/2022	202210801594	Bulk Agent Change (BAP)	78399. 00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Frank LaRose

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CORPORATION SERVICE COMPANY

and, that said business records show the filing and recording of:

Document(s)		Document No(s):
Bulk Agent Change	**Effective Date: 04/18/2022**	**202210801594**

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 18th day of April, A.D. 2022.

Ohio Secretary of State

May 17, 2022

The filing with the Document Identification Number of 202210801594 is a Multiple Agent Name and Address Change form filed by Corporation Service Company. The filing contains 2614 pages. Due to the large number of pages, the full filing is not available via the website.

The new Agent’s Address is:

Corporation Service Company

3366 Riverside Drive, Suite 103

Upper Arlington, OH 43221

If you would like a copy of the full filing sent to you, please send an email to Business@OhioSOS.gov.

Sincerely,

Business Services

UNITED STATES OF AMERICA,

STATE OF OHIO,

OFFICE OF SECRETARY OF STATE

I, Frank LaRose, Secretary of State of the State of Ohio, do hereby certify that the paper to which this is attached is a true and correct copy from the original record now in my official custody as Secretary of State.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 12th day of July, A.D. 2022. Ohio Secretary of State

Validation Number: 202219303878

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
05/24/2022	202214404136	SUBSEQUENT AGENT APPOINTMENT (LSA)	25.00				0

Receipt

This is not a bill. Please do not remit payment.

CT CORPORATION SYSTEM
4400 EASTON COMMONS WAY, SUITE 125
COLUMBUS, OH, 43219

STATE OF OHIO
CERTIFICATE

Ohio Secretary of State, Frank LaRose

1986954

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

SIMPLIMATIC AUTOMATION LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
SUBSEQUENT AGENT APPOINTMENT	**202214404136**
Effective Date: 05/24/2022	

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 24th day of May, A.D. 2022.

Ohio Secretary of State

Form 521 Prescribed by:

Frank LaRose
Ohio Secretary of State

Date Electronically Filed: 5/24/2022

Toll Free: 877.767.3453 | Central Ohio: 614.466.3910

OhioSoS.gov | business@OhioSoS.gov

File online or for more information: OhioBusinessCentral.gov

Statutory Agent Update
Filing Fee: $25
Form Must Be Typed

(CHECK ONLY ONE(1) BOX)

(1) Subsequent Appointment of Agent	(2) Change of Address of an Agent	(3) Resignation of Agent
☐ Corp (165-AGS)	☐ Corp (145-AGA)	☐ Corp (155-AGR)
☐ LP (165-AGS)	☐ LP (145-AGA)	☐ LP (155-AGR)
☒ LLC (171-LSA)	☐ LLC (144-LAD)	☐ LLC (153-LAG)
		☐ Partnership (153-LAG)
☐ Business Trust (171-LSA)	☐ Business Trust (144-LAD)	☐ Business Trust (153-LAG)
☐ Real Estate Investment Trust (171-LSA)	☐ Real Estate Investment Trust (144-LAD)	☐ Real Estate Investment Trust (153-LAG)

Name of Entity: SIMPLIMATIC AUTOMATION LLC

Charter, License or Registration No.: 1986954

Name of Current Agent: CORPORATION SERVICE COMPANY

Complete the information in this section if box (1) is checked

Name and Address of New Agent

C T CORPORATION SYSTEM
Name of Agent

4400 EASTON COMMONS WAY, SUITE 125
Mailing Address

City	State	ZIP Code
COLUMBUS	OH	43219

Form 521 Page 1 of 3 Last Revised: 01/2022

Complete the information in this section if box (1) is checked and business is an Ohio entity or Foreign LLC

ACCEPTANCE OF APPOINTMENT FOR DOMESTIC ENTITY'S AGENT

The Undersigned, C T CORPORATION SYSTEM (Name of Agent), named herein as the statutory agent for SIMPLIMATIC AUTOMATION LLC (Name of Business Entity), hereby acknowledges and accepts the appointment of statutory agent for said entity.

Signature: JAMES H TANKS III ASSISTANT SECRETARY

Individual Agent's Signature/Signature on behalf of Business Serving as Agent

Complete the information in this section if box (2) is checked

New Address of Agent

Mailing Address:		
City:	State: OH	ZIP Code:

Complete the information in this section if box (3) is checked

The agent of record for the entity identified on page 1 resigns as statutory agent.

Current or last known address of the entity's principal office where a copy of this Resignation of Agent was sent as of the date of filing or prior to the date filed.

Mailing Address:		
City:	State:	Zip Code:

Form 521 Page 2 of 3 Last Revised: 01/2022

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Agent update must be signed by an authorized representative (see instructions for specific information).

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

SARA WHITEHEAD

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name

Form 521 Page 3 of 3 Last Revised: 01/2022